                  MORGAN STANLEY MUNICIPAL PREMIUM INCOME TRUST
                         ITEM 77(O) 10F-3 TRANSACTIONS
                        JUNE 1, 2008 - NOVEMBER 30, 2008

                                                                   AMOUNT OF       % OF        % OF
            PURCHASE/                OFFERING          TOTAL        SHARES      OFFERING      FUNDS
SECURITY      TRADE      SIZE OF     PRICE OF        AMOUNT OF     PURCHASED    PURCHASED     TOTAL                   PURCHASED
PURCHASED     DATE       OFFERING     SHARES         OFFERING       BY FUND      BY FUND      ASSETS      BROKERS       FROM
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                        Citi, Banc
                                                                                                        of America
                                                                                                        Securities
                                                                                                           LLC,
                                                                                                         Goldman,
                                                                                                          Sachs &
                                                                                                            Co.,
                                                                                                          Prager,
                                                                                                          Sealy &
                                                                                                         Co., LlC,
                                                                                                          Siebert
                                                                                                         Brandford
                                                                                                          Shank &
                                                                                                         Co., LLC,
                                                                                                          Cabrera
                                                                                                          Capital
                                                                                                          Markets,
The City                                                                                                    Inc.,          JPMorgan
 of New     08/08/08     -           $101.945    $965,000,000.00    1,440,000      0.14%       0.99%       Janney         Securities
 York                                                                                                    Montgomery
                                                                                                          Scott LLC,
                                                                                                          JPMorgan,
                                                                                                           Merrill
                                                                                                           Lynch &
                                                                                                          Co., M.R.
                                                                                                            Beal &
                                                                                                           Company,
                                                                                                            Lehman
                                                                                                           Brothers,
                                                                                                           Ramirez &
                                                                                                           Co., Inc.,
                                                                                                            Commerce
                                                                                                            Capital
                                                                                                            Markets,
                                                                                                              Inc.,
                                                                                                            Raymond
                                                                                                            James &
                                                                                                           Associates,
                                                                                                              Inc.,
                                                                                                            Southwest
                                                                                                            Securities,
                                                                                                               Inc.,
                                                                                                             Morgan
                                                                                                            Stanley,
                                                                                                              DEPFA
                                                                                                              First
                                                                                                              Albany
                                                                                                            Securities
                                                                                                             LLC, Loop
                                                                                                              Capital
                                                                                                              Markets,
                                                                                                              LLC, RBC
                                                                                                              Capital
                                                                                                              Markets,
                                                                                                              Wachovia
                                                                                                                Bank,
                                                                                                              National
                                                                                                             Association,
                                                                                                               Jackson
                                                                                                              Securities,
                                                                                                               Roosevelt
                                                                                                                & Cross
                                                                                                              Incorporated

                                                                   AMOUNT OF       % OF        % OF
            PURCHASE/                OFFERING          TOTAL        SHARES      OFFERING      FUNDS
SECURITY      TRADE      SIZE OF     PRICE OF        AMOUNT OF     PURCHASED    PURCHASED     TOTAL                   PURCHASED
PURCHASED     DATE       OFFERING     SHARES         OFFERING       BY FUND      BY FUND      ASSETS      BROKERS       FROM
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                        Citi, Banc
                                                                                                        of America
                                                                                                        Securities
                                                                                                            LLC,
                                                                                                          Goldman,
                                                                                                          Sachs &
                                                                                                            Co.,
                                                                                                          Prager,
                                                                                                          Sealy &
                                                                                                          Co., LlC,
                                                                                                          Siebert
                                                                                                          Brandford
                                                                                                          Shank &
                                                                                                          Co., LLC,
                                                                                                          Cabrera
                                                                                                          Capital
                                                                                                          Markets,
The City    08/08/08       -         $101.788    $965,000,000.00   1,440,000    0.14%         0.99%       Inc.,       JPMorgan
 of New                                                                                                   Janney      Securities
 York                                                                                                   Montgomery
                                                                                                         Scott LLC,
                                                                                                          JPMorgan,
                                                                                                          Merrill
                                                                                                          Lynch &
                                                                                                          Co., M.R.
                                                                                                          Beal &
                                                                                                          Company,
                                                                                                          Lehman
                                                                                                          Brothers,
                                                                                                          Ramirez &
                                                                                                          Co., Inc.,
                                                                                                          Commerce
                                                                                                          Capital
                                                                                                          Markets,
                                                                                                             Inc.,
                                                                                                          Raymond
                                                                                                          James &
                                                                                                         Associates,
                                                                                                          Inc.,
                                                                                                         Southwest
                                                                                                         Securities,
                                                                                                            Inc.,
                                                                                                        Morgan Stanley,
                                                                                                            DEPFA
                                                                                                            First
                                                                                                           Albany
                                                                                                          Securities
                                                                                                          LLC, Loop
                                                                                                          Capital
                                                                                                          Markets,
                                                                                                          LLC, RBC
                                                                                                          Capital
                                                                                                          Markets,
                                                                                                          Wachovia
                                                                                                            Bank,
                                                                                                          National
                                                                                                        Association,
                                                                                                          Jackson
                                                                                                        Securities,
                                                                                                         Roosevelt
                                                                                                          & Cross
                                                                                                        Incorporated